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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     June 13, 2003


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
(Issuer of the Collateral Certificate)
AND THE
MBNA CREDIT CARD MASTER NOTE TRUST
(Issuer of the MBNASeries Class A, Class B, and Class C notes)
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

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ITEM 5.  OTHER EVENTS

The MBNASeries Class C(2003-3)notes were issued May 8, 2003. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1	The Class C(2003-3) Terms Document to the MBNASeries Indenture
Supplement to the Indenture, dated May 8, 2003, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

The following are filed as Exhibits to this Report under Exhibit 20:



20.1  MBNASeries Noteholders' Statement for the month ended May 31,
2003.

      20.2 MBNASeries Schedule to the Noteholders' Statement for the month ended May 31, 2003.



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                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     June 13, 2003


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President